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                                                                 Exhibit 10.3.1


                                 AMENDMENT NO. 1
                                       TO
                           REVOLVING CREDIT AGREEMENT


         Amendment No. 1 (the "Amendment"), dated as of July 1, 1999, among TRC Companies, Inc., a Delaware corporation ("TRC"), its Subsidiaries (collectively with TRC, the "Borrowers") and BankBoston, N.A. (the "Bank"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement.

         WHEREAS, certain of the Borrowers and the Bank are parties to that certain Third Amended and Restated Revolving Credit Agreement dated as of July 10, 1998 (as amended and in effect from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrowers have requested, and the Bank has agreed upon the terms and conditions described herein, to make certain amendments to the Credit Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

         Section 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

         Section 1.1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT.

         (a) The definition of "Commitment" is hereby amended by deleting the number "$10,000,000" and substituting in lieu thereof the number "$15,000,000".

         (b) The following new definition is inserted in Section 1 in the appropriate place in the alphabetical sequence:

                  "FIRST AMENDMENT. The Amendment No. 1 to Revolving Credit Agreement dated as of July 1, 1999, among the Borrowers and the Bank."

                  "NOTE. The third amended and restated promissory note of the Borrowers in favor of the Bank evidencing the Loans dated as of the date of the First Amendment, in substantially the form of Exhibit A hereto."

         Section 1.2. AMENDMENT TO SECTION 6 OF THE CREDIT AGREEMENT.

         (a) Section 6.4 of the Credit Agreement is hereby amended by (i) deleting the number "$2,000,000" and replacing it with the number "$5,000,000" and (ii) deleting the phrase "$6,000,000 in the aggregate for all mergers, consolidations and acquisitions" and replacing such phrase with the phrase "$7,500,000 in the aggregate for all mergers, consolidations and acquisitions during any fiscal year".

         (b) Section 6.7 of the Credit Agreement is hereby amended by inserting the phrase "the sum of (a) $3,500,000 and (b)" immediately prior to the phrase "seventy percent".

         Section 2. Conditions to Effectiveness. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:


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         Section 2.1. DELIVERY OF DOCUMENTS. The Borrowers shall have delivered to the Bank, contemporaneously with the execution hereof, the following, in form and substance satisfactory to the Bank:

         (a) this Amendment signed by the Borrowers;

         (b) a Third Amended and Restated Note signed by the Borrowers and issued to the Bank in the amount of $15,000,000; and

         (c) certificates of an appropriate officer of each of the Borrowers, dated as of the date hereof, as to (i) the charter documents and by-laws, each as amended, of each of the Borrowers, (ii) the corporate actions taken by each of the Borrowers authorizing the execution, delivery, and performance hereof, and (iii) the names, titles, incumbency, and specimen signatures of the officers of each of the Borrowers authorized to sign this Amendment and the Note on behalf of each of the Borrowers.

         Section 2.2. PAYMENT OF FEES. The Borrowers shall have paid a fee of $15,000 to the Bank in connection with the closing of this Amendment.

         Section 2.3. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Amendment is to become effective (a) for the Bank to perform any of its obligations under any of the Loan Documents or (b) for the Borrowers to perform any of their agreements or obligations under any of the Loan Documents.

         Section 2.4. PERFORMANCE. Each Borrower shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Amendment is to become effective. No event shall have occurred on or prior to the date this Amendment is to become effective and be continuing, and no condition shall exist on the date this Amendment is to become effective which constitutes a Default or Event of Default under any of the Loan Documents.

         Section 2.5. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Amendment and all instruments and documents incidental thereto shall be in the form and substance reasonably satisfactory to the Bank and the Bank shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Bank shall have reasonably requested.

         Section 3. POST-CLOSING DELIVERY OF DOCUMENTS. The Borrowers shall deliver to the Bank within seven (7) days the following, in form and substance satisfactory to the Bank:

         (a) a favorable written legal opinion addressed to the Bank, dated as of the date hereof, from counsel to the Borrowers, with respect to such matters as to the Borrowers and the Loan Documents as the Bank may reasonably request, including (without limitation) opinions as to the corporate authority of each of the Borrowers to execute, deliver, and perform this Amendment, the Note, and the other documents contemplated hereby, and the enforceability thereof;

         (b) a perfection certificate for each new Borrower joining the Credit Agreement pursuant to Section 4, effective as of the date hereof, executed by an appropriate officer of such Borrower;


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         (c) UCC-1 financing statements in the appropriate jurisdictions executed by the new Borrowers who are joining the Credit Agreement pursuant to 4 hereof.

         Section 4. JOINDER OF NEW BORROWERS. By its signature hereto, each of Alton Geoscience, Inc. and Vectre Corporation agrees to become a Borrower under the Credit Agreement and agrees to be bound by the provisions thereof, including (but not limited to) provisions applicable to the Note and the Security Documents. Each of Alton Geoscience Inc. and Vectre Corporation hereby grants to the Bank to secure the payment and performance in full of all of the Obligations, a security interest all of such Borrower's accounts, contract rights, rights to the payment of money, and all general intangibles, books, records and other recorded data relating to any of the foregoing, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.

         Section 5. AFFIRMATION AND ACKNOWLEDGMENT OF THE BORROWERS. Each Borrower hereby ratifies and confirms all of its Obligations to the Bank, and hereby affirms its absolute and unconditional promise to pay to the Bank the Loans, the Reimbursement Obligations, and all other amounts due under the Credit Agreement as amended hereby. Each Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrowers as security for the Obligations.

         Section 6. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Banks as follows:

         (a) The representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except, in each case to the extent of changes resulting from transactions contemplated or permitted by the Loan Documents and this Amendment and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

         (b) The execution, delivery and performance by the Borrowers of this Amendment and the consummation of the transactions contemplated hereby; (i) are within the corporate powers of each Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval, consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which any Borrower is named, or any provision of the charter documents or by-laws of such Borrower, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which any Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, loan or credit agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on any Borrower and its subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of any Borrower.

         (c) This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of


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equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

         (d) No Default or Event of Default under any of the Loan Documents is existing as of the date hereof.

         Section 7. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement, the Note and the other Loan Documents shall remain in full force and effect.

         Section 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         Section 9. EFFECTIVE DATE. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, this Amendment shall be deemed to be effective as of July 1, 1999. This Amendment also memorializes the waiver granted to the Borrowers by the Bank with respect to Section 6.4(vi) under the Credit Agreement in connection with the Borrowers' acquisition of A&H Engineers, P.C.

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         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement under seal as of the date first set forth above.

                                  TRC COMPANIES, INC.

                                  By:  /s/ Harold C. Elston, Jr.
                                       -------------------------
                                  Title:   Senior Vice President and
                                           Chief Financial Officer


                                  MONITORING INSTRUMENTS FOR
                                  THE ENVIRONMENT, INC.

                                  By:  /s/ Harold C. Elston, Jr.
                                       -------------------------
                                  Title:   Treasurer and Clerk


                                  TRC ENVIRONMENTAL
                                  CORPORATION

                                  By:  /s/ Harold C. Elston, Jr.
                                       -------------------------
                                  Title:   Vice President, Secretary and
                                           Treasurer


                                  TRC ENGINEERS, INC.

                                  By:  /s/ Harold C. Elston, Jr.
                                       -------------------------
                                  Title:   Secretary and Treasurer


                                  TRC INVESTMENT
                                  CORPORATION

                                  By:  /s/ Harold C. Elston, Jr.
                                       -------------------------
                                  Title:   Secretary and Treasurer


                                  NORTH AMERICAN WEATHER
                                  CONSULTANTS

                                  By:  /s/ Harold C. Elston, Jr.
                                       -------------------------
                                  Title:   Secretary and Treasurer


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                                  ENVIRONMENTAL SOLUTIONS,
                                  INC.

                                  By:  /s/ Harold C. Elston, Jr.
                                       -------------------------
                                  Title:   Assistant Treasurer and
                                           Assistant Secretary


                                  TRC MARIAH ASSOCIATES, INC.

                                  By:  /s/ Harold C. Elston, Jr.
                                       -------------------------
                                  Title:   Secretary and Treasurer


                                  TRC GARROW ASSOCIATES, INC.

                                  By:  /s/ Harold C. Elston, Jr.
                                       -------------------------
                                  Title:   Assistant Secretary and Treasurer


                                  ALTON GEOSCIENCE, INC.

                                  By:  /s/ Harold C. Elston, Jr.
                                       -------------------------
                                  Title:   Assistant Secretary and
                                           Assistant Treasurer


                                  VECTRE CORPORATION

                                  By:  /s/ Harold C. Elston, Jr.
                                       -------------------------
                                  Title:   Assistant Secretary and
                                             Assistant Treasurer


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                                  BANKBOSTON, N.A.


                                  By:  /s/ Lindsay W. McSweeney
                                       -------------------------
                                  Title:   Director




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